Exhibit 99.1

Lineage Cell Therapeutics Announces Pricing of up to $66 Million Registered Direct Offering

$30 Million Upfront With Up to an Additional $36 Million of Aggregate Gross Proceeds Upon the Exercise in Full of Clinical Milestone-linked Common Warrants

CARLSBAD, CA – November 20, 2024 - Lineage Cell Therapeutics, Inc. (NYSE American and TASE: LCTX), a clinical-stage biotechnology company developing allogeneic cell therapies for unmet medical needs, today announced that it entered into definitive agreements with certain healthcare focused institutional investors and with Broadwood Partners, L.P. (“Broadwood”), an affiliate of Neal Bradsher, a member of Lineage’s board of directors, for the purchase and sale of up to an aggregate of 39,473,688 of Lineage’s common shares and accompanying warrants (the “common warrants”) to purchase an aggregate of up to 39,473,688 of Lineage’s common shares at a combined purchase price of $0.76 per common share and accompanying common warrant, in a registered direct offering. Each common warrant will be exercisable for one common share at an exercise price of $0.91 per common share and will be exercisable commencing six months following their date of issuance and will expire on the earlier of (a) the three-year anniversary of the initial exercise date, and (b) the 90th day following the date of the public disclosure of the intent to advance OpRegen® (also known as RG6501) into a multi-center phase 2 or 3 clinical trial which includes a control or comparator arm, or if the date of such public disclosure occurs prior to the initial exercise date of the common warrants, the 90th day following the initial exercise date. However, the common warrants that may be issued to Broadwood will not be exercisable until the later of (i) their date of issuance, which will be the date shareholder approval is obtained, and (ii) the six-month anniversary of the date of issuance of the common warrants to the unaffiliated institutional investors in the offering.

H.C. Wainwright & Co. is serving as the exclusive placement agent for the offering.

The offering of the securities to the unaffiliated institutional investors is expected to close on or about November 21, 2024, subject to the satisfaction of customary closing conditions. The offering of the securities to Broadwood is expected to close upon obtaining shareholder approval to satisfy applicable NYSE American rules and to the satisfaction of customary closing conditions.

Lineage expects to receive $24 million in aggregate gross proceeds from the offering with respect to the investments by the unaffiliated institutional investors, and approximately $6 million in aggregate gross proceeds from the offering with respect to the investment by Broadwood, in each case, before deducting the placement agent’s fees and other offering expenses payable by Lineage. The potential additional gross proceeds to Lineage from the common warrants, if fully exercised on a cash basis, will be approximately $36 million. No assurance can be given that Lineage will obtain the shareholder approval required to satisfy applicable NYSE American rules in order to sell the securities in the offering to Broadwood or that any of the common warrants will be exercised. Lineage currently plans to use the net proceeds from the offering for working capital and general corporate purposes, including research and development expenses and capital expenditures.

The securities described above are being offered and sold by Lineage in a registered direct offering pursuant to a “shelf” registration statement on Form S-3 (File No. 333-277758) filed with the Securities and Exchange Commission (the “SEC”) on March 7, 2024, and which was declared effective by the SEC on May 14, 2024. The offering of the securities in the registered direct offering is being made only by means of a base prospectus and a prospectus supplement that forms a part of the effective registration statement. A final prospectus supplement and the accompanying base prospectus relating to the offering will be filed with the SEC and will be available on the SEC’s website at www.sec.gov. Electronic copies of the final prospectus supplement and the accompanying base prospectus may also be obtained, when available, from H.C. Wainwright & Co., LLC at 430 Park Avenue, 3rd Floor, New York, NY 10022, by phone at (212) 856-5711 or e-mail at placements@hcwco.com.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy any of the securities described herein, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

About Lineage Cell Therapeutics, Inc.

Lineage Cell Therapeutics is a clinical-stage biotechnology company developing novel, “off-the-shelf,” cell therapies to address unmet medical needs. Lineage’s programs are based on its proprietary cell-based technology platform and associated development and manufacturing capabilities. From this platform, Lineage designs, develops, manufactures, and tests specialized human cells with anatomical and physiological functions similar or identical to cells found naturally in the human body. These cells are created by applying directed differentiation protocols to established, well-characterized, and self-renewing pluripotent cell lines. These protocols generate cells with characteristics associated with specific and desired developmental lineages. Cells derived from such lineages are transplanted into patients in an effort to replace or support cells that are absent or dysfunctional due to degenerative disease, aging, or traumatic injury, and to restore or augment the patient’s functional activity. Lineage’s neuroscience focused pipeline currently includes: (i) OpRegen, a retinal pigment epithelial cell therapy in Phase 2a development under a worldwide collaboration with Roche and Genentech, a member of the Roche Group, for the treatment of geographic atrophy secondary to age-related macular degeneration; (ii) OPC1, an oligodendrocyte progenitor cell therapy in Phase 1/2a development for the treatment of spinal cord injuries; (iii) ReSonance (ANP1), an auditory neuronal progenitor cell therapy for the potential treatment of auditory neuropathy; (iv) PNC1, a photoreceptor neural cell therapy for the potential treatment of vision loss due to photoreceptor dysfunction or damage; and (v) RND1, a novel hypoimmune induced pluripotent stem cell line being developed in collaboration with Factor Bioscience Limited. For more information, please visit www.lineagecell.com or follow the company on X/Twitter @LineageCell.

Forward-Looking Statements

Lineage cautions you that all statements, other than statements of historical fact, in this press release, are forward-looking statements. Forward-looking statements, in some cases, can be identified by terms such as “believe,” “aim,” “may,” “will,” “estimate,” “continue,” “anticipate,” “design,” “intend,” “expect,” “could,” “can,” “plan,” “potential,” “predict,” “seek,” “should,” “would,” “contemplate,” “project,” “target,” “tend to,” or the negative version of these words and similar expressions. Lineage’s forward-looking statements are based upon its current expectations and beliefs and involve assumptions that may never materialize or may prove to be incorrect. Such statements include, but are not limited to, statements relating to the closing of the offering, the satisfaction of customary closing conditions related to the offering and the timing thereof, the use of proceeds therefrom, the exercise of the common warrants in cash prior to their expiration and the exercise of the common warrants upon the achievements of such milestone events or otherwise prior to their expiration. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from the results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the risks that the offering may not close due to the failure to satisfy the applicable closing conditions, including, with respect to the offering of securities to Broadwood, obtaining shareholder approval to satisfy applicable NYSE American rules, and that the common warrants may not be exercised or, if exercised, the exercise price may not be paid in cash, and those risks and uncertainties inherent in Lineage’s business and other risks discussed in Lineage’s filings with the SEC. Further information regarding these and other risks is included under the heading “Risk Factors” in Lineage’s periodic reports with the SEC, including Lineage’s most recent Annual Report on Form 10-K filed with the SEC and its other subsequent reports, which are available from the SEC’s website. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they were made. Lineage undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law. All forward-looking statements are expressly qualified in their entirety by these cautionary statements.

Lineage Cell Therapeutics, Inc. IR

Ioana C. Hone

(ir@lineagecell.com)

(442) 287-8963

Russo Partners – Media Relations

Nic Johnson or David Schull

(Nic.johnson@russopartnersllc.com)

(David.schull@russopartnersllc.com)

(212) 845-4242

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